UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2005

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 400, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2005, the shareholders of P. H. Glatfelter Company (the "Company") approved the P. H. Glatfelter Company 2005 Long-Term Incentive Plan (the "LTIP") and the P. H. Glatfelter Company 2005 Management Incentive Plan (the "MIP") at the 2005 Annual Meeting of Shareholders.

The LTIP, which is administered by the Compensation Committee of the Board of Directors, provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards and other stock-based awards. Eligible participants under the LTIP consist of employees, officers, non-employee directors and consultants of the Company as well as individuals to whom an offer of employment or service has been extended. The maximum number of shares available for grant pursuant to awards under the LTIP is 1,500,000 and no awards may be granted under the LTIP after April 27, 2015. This description is qualified in its entirety by reference to the LTIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The MIP is also administered by the Compensation Committee and provides for the grant of performance-based cash awards to eligible participants. As more fully described in the MIP, awards are based on the achievement of performance goals, which must be achieved during a specified performance period, are set by the Compensation Committee and can be based on wide variety of criteria, including both financial and non-financial objectives. A performance period consists of a calendar year or other period of twelve months or less. Participation in the MIP is approved by the Compensation Committee and is limited to officers and key employees of the Company who have significant responsibility for corporate, business segment or facility-based operations. Awards under the MIP for any participant may not exceed $1,250,000 for any performance period. The MIP will continue from year to year until terminated by the Board or the Compensation Committee. This description is qualified in its entirety by reference to the MIP, which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2005, the Board of Directors approved an amendment to Section 2.1 of the Company's Bylaws. The amendment, which was effective as of April 27, 2005, reduced the number of Board members from nine to eight. The full text of the amended Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

3.1 Bylaws, as amended through April 27, 2005.

10.1 P. H. Glatfelter Company 2005 Long-Term Incentive Plan.

10.2 Form of Top Management Restricted Stock Unit Award Certificate.

10.3 Form of Non-Employee Director Restricted Stock Unit Award Certificate.

10.4 P. H. Glatfelter Company 2005 Management Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

April 29, 2005	By:	John P. Jacunski

Name: John P. Jacunski
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws, as amended through April 27, 2005
10.1	P. H. Glatfelter Company 2005 Long-Term Incentive Plan
10.2	Form of Top Management Restricted Stock Unit Award Certificate
10.3	Form of Non-Employee Director Restricted Stock Unit Award Certificate
10.4	P. H. Glatfelter Company 2005 Management Incentive Plan